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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                                  MAY 22, 1998
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                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                       CONSOLIDATION CAPITAL CORPORATION
              (EXACT NAME OF REGISTRANT SPECIFIED IN ITS CHARTER)

        DELAWARE                   000-23421                 52-2054952
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 (STATE OR JURISDICTION      (COMMISSION FILE NO.)        (I.R.S. EMPLOYER
    OF INCORPORATION)                                  IDENTIFICATION NUMBER)

        800 CONNECTICUT AVENUE, N.W., SUITE 1111, WASHINGTON, D.C. 20006
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              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (202) 261-6000
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

  On May 22, 1998, Consolidation Capital Corporation (the "Company") consummated the acquisition of Taylor Electric, Inc. ("Taylor"). The consideration paid by the Company for the acquisition consisted of $7,350,000 in cash and 275,338 shares of Common Stock. In addition, there is the potential for the payment of up to an additional $6.3 million, payable 50% in case and 50% in shares of Common Stock, based on the performance of Taylor. Additional information relating to the acquisition of Taylor has been reported previously in the Company's Post-Effective Amendment No. 3 to the Registration Statement on Form S-1, filed with the Securities and Exchange Commission ("SEC") on May 14, 1998, and has been omitted pursuant to General Instruction
B.3 of Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Financial Statements of Business Acquired

   (i) Consolidated financial statements of Taylor as of December 31, 1997 and for the year then ended and for the three months ended March 31, 1997 and 1998 (unaudited).*

(b) Pro Forma Financial Information

  Pro Forma financial information as of December 31, 1997 and for the year then ended and for the three months ended March 31, 1997 and 1998 (unaudited).*

(c) Exhibits

   (i) Agreement and Plan of Reorganization, dated as of May 8, 1998, by and among the Company, CCC 12 Acquisition Corporation, Taylor Electric, Inc. and the shareholders named therein.

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* Previously filed in Post-Effective Amendment No. 3 of the Registration
 Statement on Form S-1, filed on May 14, 1998 (File No. 333-42317), and omitted pursuant to General Instruction B.3 of Form 8-K.

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                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CONSOLIDATION CAPITAL CORPORATION


Dated: June 4, 1998                  By:  /s/ F. Traynor Beck
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                                          F. Traynor Beck
                                          Executive Vice President, General
                                            Counsel and Secretary


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                                 EXHIBIT INDEX

  Exhibit

  2.01 Agreement and Plan of Reorganization, dated as of May 8, 1998, by and among the Company, CCC 12 Acquisition Corporation, Taylor Electric, Inc. and the shareholders named therein.